UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2016

SINO FORTUNE HOLDING CORPORATION

(Exact name of registrant as specified in its charter)

Nevada	333-201037	35-2507568
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

17A&B, China Merchants Tower, Wanchai Road, Shekou, Nanshan, Shenzhen 518000, China

(Address of Principal Executive Offices)

Registrant’s telephone number: +86 15601666822

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Changes in Registrant’s Certifying Accountant

On June 10, 2016, Anton & Chia, LLP (“ANC”) was appointed as the new independent registered public accounting firm for Sino Fortune Holding Corporation (the “Company”). The decision to appoint ANC was approved by the Company’s Board of Directors. Prior to engaging ANC on June 10, 2016, the Company has not consulted ANC regarding the application of accounting principles to a specified transaction, completed or proposed, the type of audit opinion that might be rendered on our financial statements or a reportable event, nor did the Company consult with ANC regarding any disagreements with the Company’s prior auditor on any matter of accounting principles or practices, financial statement disclosure, or auditing scope of procedure, which disagreements, if not resolved to the satisfaction of the prior auditor, would have caused it to make a reference to the subject matter of the disagreements in connection with its reports.

Simultaneously with the appointment of ANC, on June 10, 2016, Gillespie & Associates, PLLC (“GA”) was terminated as the independent registered public accounting firm for the Company. The decision to change audit firms from GA to ANC was approved by the Company’s Board of Directors.

The report of GA on the financial statements of the Company as of and for the years ended October 31, 2015 and October 31, 2014 did not contain any adverse opinion or disclaimer of opinion, and was not qualified or modified as to uncertainty, audit scope, or accounting principle.

During the Company’s years ended October 31, 2015 and 2014, and through June 10, 2016, there were no disagreements with GA any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to GA’s satisfaction, would have caused GA to make reference to the subject matter of the disagreement in its reports on the Company’s financial statements.

During the Company’s years ended October 31, 2015 and 2014, and through June 10, 2016, there were no reportable events of the type described in Item 304(a)(1)(v) of Regulation S-K.

The Company provided GA with a copy of this Current Report on Form 8-K prior to its filing with the SEC and requested that GA furnish a letter addressed to the SEC stating whether it agrees with the statements made above. We will file a copy of GA’s letter to the SEC in Amendment No. 1 to the Current Report on Form 8-K/A once we receive the same from GA.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SINO FORTUNE HOLDING CORPORATION

Date: June 13, 2016

/s/ Xie Jing
Name: Xie Jing
Title: Chief Executive Officer